UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

Communitycorp

(Exact name of registrant as specified in its charter)

South Carolina	33-76644	57-1019001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 N. Jeffries Boulevard, Walterboro, SC		29488
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 843.549.2265

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to Vote of Security Holders.

(a) On April 27, 2011, the annual meeting of shareholders of Communitycorp (the “Company”) was held for the purposes of:

(i)	electing three (3) Class II directors to serve until the 2014 annual meeting and until their successors are duly elected and qualified.

(b) (i) The name of each director elected at the meeting, and the number of votes cast for such persons, votes withheld and non-votes, are set forth below.

Name	For	Withheld	Non-votes
George W. Cone	134,221	5,500	93,282
J. J Barnwell Fishburne	139,721	—	93,282
Steven D. Murdaugh	139,721	—	93,282

(c) There have been no settlements between the Company and any other person with respect to terminating any solicitation.

(d) As the Company is a smaller reporting company, this item is not applicable.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYCORP

By:	/s/ Roger Crook
Roger Crook, President, Chief Executive Officer

Dated: May 5, 2011